UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

PRINCIPIA BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38653	26-3487603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 East Grand Avenue, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 416-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PRNB	The Nasdaq Global Select Market

Item 8.01 Other Events

Sanofi Press Release

On February 6, 2020, Sanofi S.A. (“Sanofi”) announced that PRN2246/SAR442168, a Bruton Tyrosine Kinase (BTK) inhibitor it licensed exclusively from Principia Biopharma Inc. (the “Company”) for development in relapsing and progressive multiple sclerosis (MS) and other diseases of the central nervous system, met the primary endpoint in Sanofi’s Phase 2b clinical trial in MS. Sanofi also announced that it will be initiating four Phase 3 clinical trials in relapsing and progressive forms of MS in the middle of 2020.

As announced by Sanofi, PRN2246/SAR442168, an oral, brain-penetrant, selective small molecule, significantly reduced disease activity associated with MS as measured by magnetic resonance imaging (MRI), and was well tolerated in the Phase 2b trial with no new safety findings. Sanofi further announced that in the trial, PRN2246/SAR442168 demonstrated a dose-response relationship in the reduction of new active gadolinium (Gd)-enhancing T1-hyperintense brain lesions after 12 weeks of treatment. Sanofi is utilizing a dose-response curve for PRN2246/SAR442168 in terms of reduction of brain MRI lesion activity for selection of the Phase 3 dose.  Sanofi also announced that 95% of patients in the Phase 2b study enrolled in the long-term safety follow-up study.

Sanofi expects to present detailed results from its Phase 2b trial, including advanced imaging endpoints, at an upcoming medical meeting.

According to Sanofi, its four Phase 3 trials will investigate the effects of PRN2246/SAR442168 on MS relapse rates, disability progression, and underlying central nervous system damage. The Phase 3 trials are planned across the MS spectrum including: Relapsing-Remitting (RMS) vs. Aubagio®; Primary Progressive (PPMS) vs. placebo, and Secondary Progressive (SPMS) vs. placebo.  Sanofi estimated its target submission dates for the studies as the first half of 2024 for RMS and the first half of 2025 for both PPMS and SPMS.

Additional details regarding Sanofi’s Phase 2b results can be found in the press release issued by Sanofi on February 6, 2020.  Further information regarding the license agreement between the Company and Sanofi can be found in the Company’s prior filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPIA BIOPHARMA INC.

Date: February 6, 2020	By:	/s/ Roy Hardiman
Roy Hardiman
Chief Business Officer